UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2012

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
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Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
The information in this Report set forth under Item 2.03 regarding the extension of maturity of CMBS repurchase transactions by the KBS Seller is incorporated herein by reference.
ITEM 2.03 CREATION OF A DIRECT OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT
Extension of Maturity of CMBS Repurchase Transactions
On December 12, 2011, KBS Strategic Opportunity REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary (the “KBS Seller”), entered into separate master repurchase agreements (collectively and as amended on December 21, 2011, the “Repurchase Agreements”) with Wells Fargo Bank, N.A. and Wells Fargo Securities, LLC (individually and collectively, the “Wells Buyer”). Pursuant to the Repurchase Agreements, during December 2011, the Company entered into four separate repurchase transactions with the Wells Buyer relating to certain CMBS investments (collectively, the “CMBS Investments”). On January 19, 2012, all of the Company's repurchase transactions relating to the CMBS Investments matured and the Company effectively extended the maturity dates of these repurchase transactions to February 17, 2012 under substantially the same terms.
Below is a summary of the repurchase transactions with extended maturity dates relating to the CMBS Investments, as of January 19, 2012:

Date of Sale to Wells Buyer	Type of Security	Purchase Price Paid by Wells Buyer	CMBS Investment Leverage Ratio(1)	Interest Rate	Margin Call Threshold(2)	Required Repurchase Date
January 19, 2012	CMBS	$9.6 million	65%	LIBOR + 1.25%	2.6%	February 17, 2012
January 19, 2012	CMBS	$6.1 million	65%	LIBOR + 1.25%	4.1%	February 17, 2012
January 19, 2012	CMBS	$2.8 million	65%	LIBOR + 1.25%	9.1%	February 17, 2012
January 19, 2012	CMBS	$11.4 million	65%	LIBOR + 1.25%	2.2%	February 17, 2012
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(1) Each CMBS Investment sold to the Wells Buyer is subject to a margin amount of $250,000 (the “Margin Amount”).  If at any time, the aggregate market value of the CMBS Investment purchased from the KBS Seller is less than the purchase price by an amount equal to or greater than the Margin Amount, the Wells Buyer may by notice to the KBS Seller require the KBS Seller to transfer to the Wells Buyer cash or additional securities.
(2) The percentage amount by which the value of the CMBS Investments subject to the repurchase transaction must exceed the purchase price paid by the Wells Buyer so that the Wells Buyer will not have the right to make a margin call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: January 23, 2012	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer